UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2015

INTERSECTIONS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50580 (Commission File Number)	54-1956515 (IRS Employer Identification No.)

3901 Stonecroft Boulevard
Chantilly, Virginia 20151
(Address of Principal Executive Offices) (Zip Code)

(703) 488-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

Intersections Inc. (“Intersections”) entered into an amendment dated April 21, 2015 (the “Amendment”) to its loan and security agreement dated October 7, 2014 (the “Loan Agreement”) with Silicon Valley Bank, a California corporation (“Bank”).  The Amendment was agreed to and acknowledged by those certain subsidiaries of Intersections that are guarantors with respect to the loans under the Loan Agreement pursuant to a secured guaranty and pledge agreement, an intellectual property security agreement and other related documents, all dated October 7, 2014.

Pursuant to the Amendment, the maximum aggregate principal amount of any loans under the Loan Agreement was reduced from $15,000,000 to $5,000,000.

In addition, the interest rates payable under the Loan Agreement were modified as described herein.  As previously reported, the Loan Agreement provides that all loans thereunder will generally bear interest, for each day a loan is outstanding, at a rate per annum equal to, at the option of Intersections, either a rate based on the rate of interest at which deposits in U.S. Dollars are offered to Bank in the London interbank market for a specified interest period (“LIBOR”) or the rate from time to time published in the money rates section of The Wall Street Journal or any successor publication thereto as the “prime rate” then in effect (“Prime Rate”).  Under the Loan Agreement as originally executed, the interest rate applicable to loan based on LIBOR includes a margin (“LIBOR Margin”) above LIBOR ranging from 2.00% to 3.00% and determined based upon the EBITDA of Intersections and its subsidiaries on a consolidated basis for the trailing twelve months ending on the last day of the most recently ended fiscal quarter.  Pursuant to the Amendment, the LIBOR Margin was changed to a set rate of 3.50%.

Likewise, under the Loan Agreement as originally executed, the interest rate applicable to a loan based on the Prime Rate includes a margin (“Prime Margin”) ranging from 1.00% to 2.00% and determined based upon the EBITDA of Intersections and its subsidiaries on a consolidated basis for the trailing twelve months ending on the last day of the most recently ended fiscal quarter.  Pursuant to the Amendment, the Prime Margin was changed to a set rate of 2.50%.

In addition, pursuant to the Amendment, the interest rate applicable under the Loan Agreement for a loan based on LIBOR following the end of any applicable interest period and the occurrence of an event of default was increased from an amount equal to the “prime rate” then in effect plus 2.00% to the “prime rate” then in effect plus 4.50%.

Further, pursuant to the Amendment, the quarterly unused revolving line facility fee payable by Intersections to Bank was changed to a set rate of 0.40% from a rate per annum ranging from 0.25% to 0.40% and determined based upon the EBITDA of Intersections and its subsidiaries on a consolidated basis for the trailing twelve months ending on the last day of the most recently ended fiscal quarter multiplied by the daily average unused portion of the revolving credit facility.

Finally, pursuant to the Amendment, the requirement under the Loan Agreement that Intersections maintain compliance on a quarterly basis with a specified minimum EBITDA of Intersections and its subsidiaries on a consolidated basis for the trailing twelve months ending on the last day of the applicable quarter was changed so as to modify the specific EBITDA minimums that must be achieved by Intersections and to reduce the length of time of the trailing periods so required for certain periods.

The foregoing description of the Amendment is not complete and is subject to and qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion of the Amendment to the Loan Agreement in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are filed herewith.

Exhibit No.	Description

10.1	First Amendment to Loan Agreement dated as of April 21, 2015 by and between Intersections Inc. and Silicon Valley Bank

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 24, 2015

INTERSECTIONS INC.

By:	/s/ Ronald L. Barden
Name: Ronald L. Barden Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Loan Agreement dated as of April 21, 2015 by and between Intersections Inc. and Silicon Valley Bank

Exhibit 10.1

Execution Version

FIRST AMENDMENT TO LOAN AGREEMENT

This First Amendment to Loan and Security Agreement (this “Amendment”) dated as of April 21, 2015, is by and between SILICON VALLEY BANK, a California corporation with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 (“Bank”), and INTERSECTIONS INC., a Delaware corporation (“Borrower”).

W I T N E S S E T H:

WHEREAS, Borrower and Bank are party to that certain Loan and Security Agreement dated as of October 7, 2014 (as amended, modified, supplemented or restated and in effect from time to time, the “Loan Agreement”); and

WHEREAS, Borrower has requested that the Bank agree to modify and amend certain terms and conditions of the Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Capitalized Terms.  All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement.

2. Amendment to Section 2.4(a) of the Loan Agreement.  The third sentence of Section 2.4(a) of the Loan Agreement is hereby amended by deleting such sentence and adding the following sentence in lieu thereof:

“On and after the expiration of any Interest Period applicable to any LIBOR Advance outstanding on the date of occurrence of an Event of Default or acceleration of the Obligations, the amount of such LIBOR Advance shall, during the continuance of such Event of Default or after acceleration, bear interest at a rate per annum equal to the Prime Rate plus four and one-half percent (4.50%).”

3. Amendment to Section 3.2 of the Loan Agreement.  Section 3.2 of the Loan Agreement is hereby amended by deleting the “.” at the end of clause (c) thereof and adding “; and” in lieu thereof and adding a new clause (d) at the end thereof reading as follows:

“(d) receipt of an executed Compliance Certificate demonstrating compliance with (i) the financial covenant set forth in Section 6.7(a) hereof as of the date of proposed borrowing and (ii) the financial covenant set forth in Section 6.7(b) hereof as of last day of the fiscal quarter most recently ended.”

4. Amendment to Section 6.7(b) of the Loan Agreement.  Section 6.7(b) of the Loan Agreement is hereby amended by deleting such section and adding the following language in lieu thereof:

“(b)  EBITDA.  EBITDA, measured as of the end of each fiscal quarter during the periods specified below for the specified trailing fiscal quarters then ended, of at least the following:

Fiscal Quarters Ending	Minimum EBITDA
Each fiscal quarter ending during the period commencing on October 1, 2014 through December 31, 2014 on a trailing twelve month basis	$3,000,000
The fiscal quarter ending on March 31, 2015	($3,000,000)
The two fiscal quarters ending on June 30, 2015	($4,000,000)
The three fiscal quarters ending on September 30, 2015	($5,000,000)
The four fiscal quarters ending on December 31, 2015	($4,000,000)
The four fiscal quarters ending on March 31, 2016	($2,000,000)
The four fiscal quarters ending on June 30, 2016	$1,000,000
The four fiscal quarters ending on September 30, 2016 and the four fiscal quarters ending on last day of each fiscal quarter thereafter	$5,000,000”

5. Amendment to Section 7.7(a)(iv) of the Loan Agreement.  Section 7.7(a)(iv) of the Loan Agreement is hereby amended by deleting such section and adding the following language in lieu thereof:

“[reserved];”

6. Amendments to Section 13.1 of the Loan Agreement.  Section 13.1 of the Loan Agreement is hereby amended by deleting the definitions of “EBITDA”, “LIBOR Rate Margin”, “Prime Rate Margin”, “Revolving Line” and “Unused Fee Rate” therein and adding the following definitions in lieu thereof:

“EBITDA” shall mean (a) Net Income, plus (b) Interest Expense, plus (c) to the extent deducted in the calculation of Net Income, depreciation expense and amortization expense, plus (d) income tax expense, plus (e) stock-based compensation expense, plus (e) non-cash charges, plus (f) in an aggregate amount not to exceed One Million Dollars ($1,000,000), (1) severance expenses and (2) state business tax payments or accruals resulting from the voluntary disclosure process related to state tax nexus issues, in each case incurred on or after January 1, 2015, plus (g) other add-backs for non-recurring expenses approved by Bank in its sole discretion.

“LIBOR Rate Margin” is three and one-half percent (3.50%).

“Prime Rate Margin” is two and one-half percent (2.50%).

“Revolving Line” is an aggregate principal amount equal to Five Million Dollars ($5,000,000).

“Unused Fee Rate” is 4/10ths of one percent (0.40%).

7. Amendment to Compliance Certificate.  The form of the Compliance Certificate attached as Exhibit D to the Loan Agreement is hereby amended by deleting form and adding the form of Compliance Certificate attached to this Amendment as Exhibit A in lieu thereof.

8. Conditions Precedent to Effectiveness.  This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of Bank:

(a) This Amendment shall have been duly executed and delivered by the respective parties hereto.  Bank shall have received a fully executed copy hereof.

(b) All necessary consents and approvals to this Amendment shall have been obtained by the Loan Parties.

(c) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

(d) Bank shall have received the fees costs and expenses required to be paid pursuant to Section 10 of this Amendment (including the reasonable and documented fees and disbursements of legal counsel required to be paid thereunder).

9. Representations and Warranties.  Borrower hereby represents and warrants to Bank as follows:

(a) This Amendment is, and each other Loan Document to which it is or will be a party, when executed and delivered by each Credit Party that is a party thereto, will be the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally and equitable principals (whether enforcement is sought by proceedings in equity or at law).

(b) Its representations and warranties set forth in this Amendment, the Loan Agreement, as amended by this Amendment and after giving effect hereto, and the other Loan Documents to which it is a party are (i) to the extent qualified by materiality, true and correct in all respects (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in material respects as of such earlier date) and (ii) to the extent not qualified by materiality, true and correct in all material respects, in each case, on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

(c) The execution and delivery by each Credit Party of this Amendment, the performance by such Credit Party of its obligations hereunder and the performance of Borrower under the Loan Agreement, as amended by this Amendment, (i) have been duly authorized by all necessary organizational action on the part of such Credit Party and (ii) will not (A) violate any provisions of the certificate of incorporation or formation or organization or by-laws or limited liability company agreement or limited partnership agreement of such Credit Party or (B) constitute a violation by such Credit Party of any applicable material Requirement of Law.

Each Credit Party acknowledges that Bank has acted in good faith and has conducted in a commercially reasonable manner its relationship with each Credit Party in connection with this Amendment and in connection with the other Loan Documents.  Each Credit Party understands and acknowledges that Bank is entering into this Amendment in reliance upon, and in partial consideration for, the above representations, warranties, and acknowledgements, and agrees that such reliance is reasonable and appropriate.

10. Amendment Fee; Payment of Costs and Expenses.  Borrower shall pay t bank an Amendment fee of $25,000 on the effective date of this Amendment, which fee is non-refundable.  In addition, Borrower shall pay to Bank all reasonable costs and out-of-pocket expenses of every kind in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto or thereto (which costs include, without limitation, the reasonable and documented fees and expenses of any attorneys retained by the Administrative Agent).

11. Choice of Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.  Each party hereto submits to the exclusive jurisdiction of the State and Federal courts in the Southern District of the State of New York; provided, however, that nothing in the Loan Agreement as amended by this Amendment shall be deemed to operate to preclude Bank from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of Bank. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AMENDMENT, THE OTHER LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AMENDMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS.  EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

12. Counterpart Execution.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment.  Delivery of an executed counterpart of this Amendment by telefacsimile or by e-mail transmission of an Adobe file format document (also known as a PDF file) shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or by e-mail transmission of an Adobe file format document (also known as a PDF file) also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

13. Effect on Loan Documents.

(a) The amendments set forth herein shall be limited precisely as written and shall not be deemed (a) to be a forbearance, waiver, or modification of any other term or condition of the Loan Agreement or of any Loan Documents or to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Documents; (b) to be a consent to any future consent or modification, forbearance, or waiver to the Loan Agreement or any other Loan Document, or to any waiver of any of the provisions thereof; or (c) to limit or impair Bank’s right to demand strict performance of all terms and covenants as of any date.  Each Credit Party hereby ratifies and reaffirms its obligations under the Loan Agreement and the other Loan Documents to which it is a party, as amended hereby, and agrees that none of the amendments or modifications to the Loan Agreement set forth in this Amendment shall impair such Credit Party’s obligations under the Loan Documents or Bank’s rights under the Loan Documents.  Each Credit Party hereby further ratifies and reaffirms the validity and enforceability of all of the Liens heretofore granted, pursuant to and in connection with the Guaranty or any other Loan Document to Bank, as collateral security for the obligations under the Loan Documents, in accordance with their respective terms, and acknowledges that all of such Liens, and all collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations from and after the date hereof.  Each Credit Party acknowledges and agrees that the Loan Agreement and each other Loan Document is still in full force and effect, as amended hereby, and acknowledges as of the date hereof that such Credit Party has no defenses to enforcement of the Loan Documents.  Each Credit Party waives any and all defenses to enforcement of the Loan Agreement as amended hereby and each other Loan Documents that might otherwise be available as a result of this Amendment of the Loan Agreement.  To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.

(b) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

(c) This Amendment is a Loan Document.

14. Entire Agreement.  This Amendment constitutes the entire agreement between the Loan Parties and Bank pertaining to the subject matter contained herein and supersedes all prior agreements, understandings, offers and negotiations, oral or written, with respect hereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment.  All of the terms and provisions of this Amendment are hereby incorporated by reference into the Loan Agreement, as applicable, as if such terms and provisions were set forth in full therein, as applicable.  All references in the Loan Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import shall mean the Loan Agreement as amended hereby.

15. Severability.  The provisions of this Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Amendment in any jurisdiction.

[SIGNATURE PAGES FOLLOW]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:

INTERSECTIONS INC.

By:

Name:

Title:

Signature Page to 1st Amendment to Loan and Security Agreement

BANK:

SILICON VALLEY BANK

By:

Name:

Title:

Signature Page 2 to 1st Amendment to Loan and Security Agreement

ACKNOWLEDGED AND AGREED:

GUARANTORS:

CAPTIRA ANALYTICAL, LLC, a Delaware
limited liability company

By:
Name:
Title:

CREDITCOMM SERVICES LLC, a Delaware
limited liability company

By:
Name:
Title:

i4c INNOVATIONS INC., a Delaware corporation

By:
Name:
Title:

INTERSECTIONS ARIZONA HOLDINGS
INC., a Delaware corporation

By:
Name:
Title:

INTERSECTIONS ENTERPRISES INC., a
Delaware corporation

By:
Name:
Title:

INTERSECTIONS HOLDINGS INC., a
Delaware corporation

By:
Name:
Title:

INTERSECTIONS INSURANCE SERVICES
INC., an Illinois corporation

By:
Name:
Title:

INTERSECTIONS MARKETING SERVICES
INC., a Delaware corporation

By:
Name:
Title:

SCREENING INTERNATIONAL HOLDINGS
LLC, a Delaware limited liability company

By:
Name:
Title:

EXHIBIT A TO FIRST AMENDMENT

EXHIBIT D

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date: _________________

FROM:	_______________________

The undersigned authorized officer of INTERSECTIONS INC. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”):

(1) Each Credit party is in complete compliance for the period ending _______________ with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) each Credit Party and each of its Subsidiaries, has timely filed all required tax returns and reports, and each Credit Party and each of its Subsidiaries has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by such Credit Party or Non-guarantor Subsidiary except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement; and (5) no Liens have been levied or claims made against any Credit Party or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification.  The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies

Monthly financial statements with Compliance Certificate	monthly within 30 days (45 days with respect of the last month of each quarter) of each month	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 90 days	Yes No
Annual Budget	FYE within 60 days
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No

The following Intellectual Property was registered (or a registration application submitted) after the Effective Date (if no registrations, state “None”)
___________________________________________________________________________________________
___________________________________________________________________________________________

Financial Covenants	Required	Actual	Complies

Achieve:
Liquidity Ratio on a Monthly Basis	2.25:1.0	_____:1.0	Yes No
Minimum EBITDA on a Quarterly Basis	$__________	$________	Yes No

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

Other Matters

Have there been any amendments of or other changes to the capitalization table of the Credit Parties and to the Operating Documents of any Credit Party or any of its Subsidiaries?  If yes, provide copies of any such amendments or changes with this Compliance Certificate.
Yes	No

The following are the exceptions with respect to the certification above:  (If no exceptions exist, state “No exceptions to note.”)

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INTERSECTIONS INC. By: _______________________________ Name: _____________________________ Title: ______________________________
BANK USE ONLY

Received by: _____________________
authorized signer

Date:  _________________________

Verified:  ________________________
authorized signer

Date: _________________________

Compliance Status:    Yes     No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:  ____________________

I.           Liquidity Ratio (Section 6.7(a))

Required: 2.25:1.00

Actual:

A.	Aggregate value of the cash and Cash Equivalents of the Credit Parties at Bank or subject to a Control Agreement (if required by the Loan Agreement)	$
B.	Aggregate value of the net billed accounts receivable of the Credit Parties	$
C.	Liquidity (the sum of lines A and B)	$
D.	Aggregate value of Obligations to Bank	$
E.	Liquidity Ratio (line C divided by line D)

Is line E equal to or greater than 2.25:1:00?

______ No, not in compliance                                                                             ______ Yes, in compliance

II.           EBITDA (Section 6.7(b))

Required:

Fiscal Quarters Ending	Minimum EBITDA
Each fiscal quarter ending during the period commencing on October 1, 2014 through December 31, 2014 on a trailing twelve month basis	$3,000,000
The fiscal quarter ending on March 31, 2015	($3,000,000)
The two fiscal quarters ending on June 30, 2015	($4,000,000)
The three fiscal quarters ending on September 30, 2015	($5,000,000)
The four fiscal quarters ending on December 31, 2015	($4,000,000)
The four fiscal quarters ending on March 31, 2016	($2,000,000)
The four fiscal quarters ending on June 30, 2016	$1,000,000
The four fiscal quarters ending on September 30, 2016 and the four fiscal quarters ending on last day of each fiscal quarter thereafter	$5,000,000

Actual:

A.	Net Income		$

B.	To the extent included in the determination of Net Income

	1.	The provision for income taxes	$

	2.	Depreciation expense	$

	3.	Amortization expense	$

	4.	Net Interest Expense	$

	5.	Stock based compensation	$

	6.	non-cash charges	$

	7.	other non-recurring charges approved by Bank	$

	8.	The sum of lines 1 through 7	$

C.		EBITDA (line A plus line B(8))	$

Is line C equal to or greater than $____?

______ No, not in compliance                                                                        ______ Yes, in compliance